EXHIBIT  10.3

THIS DEBENTURE, AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES"), HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.



                              CONVERTIBLE DEBENTURE


                            NUWAVE TECHNOLOGIES, INC.

                            10% CONVERTIBLE DEBENTURE

                               DUE: AUGUST 1, 2007


No. K-001                                                          $1,783,549.25

           This Debenture, dated August 20, 2004, is issued by NuWave Technologies, Inc., a Delaware corporation (the "Company"), to 24 WEST 96TH STREET REALTY CORP. (together with its permitted successors and assigns, the "Holder") pursuant to exemptions from registration under the Securities Act of 1933, as amended.

                                    RECITALS:

           WHEREAS, Lehigh Acquisition Corporation, a wholly owned subsidiary of the Company (the "Seller"), and the Holder entered into an Agreement of Sale (the "Agreement of Sale") dated as of July 1, 2004 pursuant to which the Seller sold to the Holder a 20% interest in certain real property (the "Property"), as more fully described in the Agreement of Sale. The Holder under this Debenture is the Buyer in the Agreement of Sale.

           WHEREAS, the Agreement of Sale contains options pursuant to which the Seller has the right to purchase from the Holder, and the Holder has the right to sell to the Seller, the Holder's ownership interest in the Property pursuant to the terms of this Debenture. This Debenture is intended to implement the options referenced in the Agreement of Sale and this Debenture supercedes all of
Section 10(b) of the Agreement of Sale.

           WHEREAS, the Company will benefit from the transactions described in the Agreement of Sale and this Debenture.



                                   ARTICLE I.

           SECTION 1.01 PRINCIPAL AND INTEREST. For value received, on August 1, 2007, the Company hereby promises to pay to the order of the Holder in lawful money of the United States of America and in immediately available funds the principal sum of $1,783,549.25, together with unpaid interest on the unpaid principal of this Debenture at the rate of ten percent (10%) per year (computed on the basis of a 365-day year and the actual days elapsed) from July 14, 2004 until paid. The Company shall pay the Holder monthly interest payments commencing on September 1, 2004 with each subsequent payment due on the first day of each calendar month thereafter. At the Company's option, the entire principal amount and all accrued interest shall be either (a) paid to the Holder on the third (3rd) year anniversary from the date hereof or (b) converted in accordance with Section 1.02 herein; provided, however, that in no event shall the Holder be entitled to convert this Debenture for a number of shares of Common Stock in excess of that number of shares of Common Stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates to exceed 9.99% of the outstanding shares of the Common Stock following such conversion..

           SECTION 1.02 OPTIONAL CONVERSION. The Holder is entitled, at its option, to convert, and sell on the same day, at any time and from time to time, until payment in full of this Debenture, all or any part of the principal amount of the Debenture, plus accrued interest, into shares (the "Conversion Shares") of the Company's common stock, par value $0.001 per share ("Common Stock"), at the price per share (the "Conversion Price") equal to the lesser of (a) one hundred twenty percent (120%) of the closing bid price of the Company's Common Stock, as listed on a Principal Market (as defined herein), as quoted by Bloomberg L.P., as of the date hereof or (b) an amount equal to eighty percent (80%) of the lowest closing bid price, as listed on a Principal Market (as defined herein), as quoted by Bloomberg L.P., for the five (5) trading days immediately preceding the Conversion Date (as defined herein). Subparagraphs (a) and (b) above are individually referred to as the "Conversion Price". As used herein, "Principal Market" shall mean The National Association of Securities Dealers Inc.'s Over-The-Counter Bulletin Board, Nasdaq SmallCap Market, or American Stock Exchange. If the Common Stock is not traded on a Principal Market, the Closing Bid Price shall mean, the reported Closing Bid Price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc., for the applicable periods. No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Debenture, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit "A" to this Debenture, with appropriate insertions (the "Conversion Notice"), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice.

           SECTION 1.03 RESERVATION OF COMMON STOCK. EFFECTIVE MARCH 31, 2005, The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty (60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

           SECTION 1.04 RIGHT OF REDEMPTION. The Company at its option shall have the right to redeem, with fifteen (15) business days advance written notice (the "Redemption Notice"), a portion or all of the outstanding convertible debenture. The redemption price shall be one hundred twenty percent (120%) of the amount redeemed plus accrued interest. Upon such redemption, the Holder's ownership interest in the Property shall be deemed to have been correspondingly acquired by the Company, as more particularly set forth in Section 2.01 of this Debenture. The Company may exercise its right of redemption pursuant to this
Section 1.04 as a means of reacquiring the Holder's interest in the Property as contemplated under Section 10(d) of the Agreement of Sale.

           SECTION 1.05 INTEREST PAYMENTS. The Company shall pay the Holder monthly interest payments commencing on September 1, 2004 with each subsequent payment due on the first day of each calendar month thereafter. At the time such interest is payable, the Holder, in its sole discretion, may elect to receive the interest in cash (via wire transfer or certified funds) or in the form of common stock. In the event of default, as described in Article IV Section 4.01 hereunder, the Holder may elect that the interest be paid in cash (via wire transfer or certified funds) or in the form of common stock. If paid in the form of common stock, the amount of stock to be issued will be calculated as follows: the value of the stock shall be the Closing Bid Price on: (i) the date the interest payment is due; or (ii) if the interest payment is not made when due, the date the interest payment is made. A number of shares of Common Stock with a value equal to the amount of interest due shall be issued. No fractional shares will be issued; therefore, in the event the value of the Common Stock per share does not equal the total interest due, the Company will pay the balance in cash.

           SECTION 1.06 PAYING AGENT AND REGISTRAR. Initially, the Company will act as paying agent and registrar. The Company may change any paying agent, registrar, or Company-registrar by giving the Holder not less than ten (10) business days' written notice of its election to do so, specifying the name, address, telephone number and facsimile number of the paying agent or registrar. The Company may act in any such capacity.

                                  ARTICLE II.

           SECTION 2.01 SELLER'S OPTION ON PROPERTY. Pursuant to the Seller's option set forth in Section 10(a) of the Agreement of Sale, the Seller has the right to redeem all or any part of the outstanding amounts due hereunder pursuant to Section 1.04 hereof. Upon such redemption, the Seller shall acquire from the Holder a pro-rata interest in the Holder's ownership interest in the Property and the Holder's ownership interest in the Property shall correspondingly decline. The amount of ownership interest in the Property to be acquired by the Seller, and the corresponding decrease in the Holder's ownership interest, shall be equal to the quotient, of which the numerator shall be equal to the principal amount of this Debenture being redeemed and the denominator shall be equal to 1,783,549.25. For example, if the Seller were to redeem $445,885.56 in outstanding principal of this Debenture pursuant to Section 1.04 hereof, then the Seller would be deemed to have acquired 25% of the Holder's ownership interest in the Property (calculated by dividing 445,885.56 by 1,783,549.25), and the Holder's ownership interest in the Property would be deemed to have declined by 25%. As a result of this example, the Seller's ownership interest in the Property would be deemed to have increased, and the Holder's ownership interest in the Property would be deemed to have decreased, by 5% (calculated by multiplying 25% by 20%, the Holder's original ownership interest in the Property). If this Debenture is paid at maturity pursuant to
Section 1.01 hereof, then the Seller shall be deemed to have acquired the Holder's entire ownership interest in the Property.

           SECTION 2.02 HOLDER'S OPTION ON PROPERTY. Pursuant to the Holder's option set forth in Section 10(b) of the Agreement of Sale, the Holder has the right to convert all or any part of the outstanding amounts due hereunder pursuant to Section 1.02 hereof. Upon such conversion, the Holder shall sell to the Seller a pro-rata interest in the Holder's ownership interest in the
Property and the Seller's ownership interest in the Property shall correspondingly increase. The amount of ownership interest in the Property to be sold by the Holder, and the corresponding increase in the Seller's ownership interest, shall be equal to the quotient, of which the numerator shall be equal to the principal amount of this Debenture being converted and the denominator shall be equal to 1,783,549.25. For example, if the Holder were to convert $445,885.56 in outstanding principal of this Debenture pursuant to Section 1.02 hereof, then the Holder would be deemed to have sold 25% of its ownership interest in the Property (calculated by dividing 445,885.56 by 1,783,549.25), and the Seller's ownership interest in the Property would be deemed to have increased by 25%. As a result of this example, the Holder's ownership interest in the Property would be deemed to have decreased, and the Seller's ownership interest in the Property would be deemed to have increased, by 5% (calculated by multiplying 25% by 20%, the Holder's original ownership interest in the Property). This provision implements and supercedes all of Section 10(b) of the Agreement of Sale.

           SECTION 2.03 DEED EVIDENCING TRANSFER. Upon 10 days advance written notice, from time to time, the Holder agrees to execute and deliver to the Seller a general warranty deed transferring the portion of the Holder's ownership interest determined in accordance with this Article II. The Seller shall pay all costs associated with recording such deeds.


                                  ARTICLE III.

           SECTION 3.01 AMENDMENTS AND WAIVER OF DEFAULT. The Debenture may not be amended with the consent of the Holder. Notwithstanding the above, without the consent of the Holder, the Debenture may be amended to cure any ambiguity, defect or inconsistency, to provide for assumption of the Company obligations to the Holder or to make any change that does not adversely affect the rights of the Holder.

                                  ARTICLE IV.

           SECTION 4.01 EVENTS OF DEFAULT. An Event of Default is defined as follows: (a) failure by the Company to pay amounts due hereunder within fifteen
(15) business days of the due date of any amounts due hereunder; (b) failure by the Company's transfer agent to issue freely tradeable Common Stock to the Holder within five (5) days of the Company's receipt of the attached Notice of Conversion from Holder; (c) failure by the Company for ten (10) days after notice to it to comply with any of its other agreements in the Debenture; (d) events of bankruptcy or insolvency.

                                   ARTICLE V.

           SECTION 5.01 RIGHTS AND TERMS OF CONVERSION. This Debenture, in whole or in part, may be converted at any time following the date of closing, into shares of Common Stock at a price equal to the Conversion Price as described in
Section 1.02 above.

           SECTION 5.02 RE-ISSUANCE OF DEBENTURE. When the Holder elects to convert a part of the Debenture, then the Company shall reissue a new Debenture in the same form as this Debenture to reflect the new principal amount.

           SECTION 5.03 TERMINATION OF CONVERSION RIGHTS. The Holder's right to convert the Debenture into the Common Stock in accordance with paragraph 5.01 shall terminate on the earlier of (i) on the date that is the third (3rd) year anniversary from the date hereof in which case this Debenture shall be automatically converted on that date in accordance with the formula set forth in
Section 1.02 hereof, and the appropriate shares of Common Stock and amount of interest shall be issued by the Company to the Holder, and the Holder's remaining interest in the Property shall automatically transfer from the Holder to the Company or (ii) upon a sale of the Holder's interest in the Property made in conformity with the Company's right of first offer referenced in Section 10(d) of the Agreement of Sale.

           SECTION 5.04 TERMINATION OF CONVERTIBLE DEBENTURE UPON HOLDER'S SALE OF PROPERTY INTEREST TO A THIRD PARTY. Upon the Holder's sale to a third party of his interest in the Property under Section 10(d) of the Agreement of Sale, all obligations of the Company under this Convertible Debenture shall immediately terminate and be considered as satisfied in full and the Company shall have no obligation to repay any amounts outstanding hereunder.

                                  ARTICLE VI.

           SECTION 6.01 ANTI-DILUTION. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on the outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination as the case may be.

                                  ARTICLE VII.

           SECTION 7.01 NOTICE. Notices regarding this Debenture shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company, to:     NuWave Technologies, Inc.
                           1 Passaic Avenue
                           Fairfield, New Jersey 07004
                           Attention: George Kanakis

If to the Holder:          24 West 96th Street Realty Corp.
                           10 Devonshire Road
                           Livingston, New Jersey 07039


           SECTION 7.02 GOVERNING LAW. This Debenture shall be deemed to be made under and shall be construed in accordance with the laws of the State of New Jersey without giving effect to the principals of conflict of laws thereof. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the District of the State of New Jersey or the state courts of the State of New Jersey sitting in Hudson County, New Jersey in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

           SECTION 7.03 SEVERABILITY. The invalidity of any of the provisions of this Debenture shall not invalidate or otherwise affect any of the other provisions of this Debenture, which shall remain in full force and effect.

           SECTION 7.04 ENTIRE AGREEMENT AND AMENDMENTS. This Debenture represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Debenture may be amended only by an instrument in writing executed by the parties hereto.

           SECTION 7.05 COUNTERPARTS. This Debenture may be executed in multiple counterparts, each of which shall be an original, but all of which shall be deemed to constitute on instrument.

           IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Debenture as of the date first written above.

                                               NUWAVE TECHNOLOGIES, INC.

                                               By: /s/George Kanakis
                                                 -------------------------------
                                                 Name:  George Kanakis
                                                 Title: President


                                               24 WEST 96TH STREET REALTY CORP.

                                               By: /s/Michael Kesselbrenner
                                                 -------------------------------
                                                 Name:  Michael Kesselbrenner
                                                 Title: President



                              Agreement and Consent



Lehigh Acquisition Corporation hereby consents to the amendments to the Agreement of Sale set forth herein.


                                               LEHIGH ACQUISITION CORPORATION

                                               By: /s/George Kanakis
                                                 -------------------------------
                                                 Name:  George Kanakis
                                                 Title: President

                                   EXHIBIT "A"


                              NOTICE OF CONVERSION


           (TO BE EXECUTED BY THE HOLDER IN ORDER TO CONVERT THE NOTE)



TO:

           The undersigned hereby irrevocably elects to convert $ of the principal amount of the above Note into Shares of Common Stock of NuWave
Technologies, Inc., according to the conditions stated therein, as of the Conversion Date written below.

CONVERSION DATE:                    ____________________________________________

APPLICABLE CONVERSION PRICE:        ____________________________________________

SIGNATURE:                          ____________________________________________

NAME:                               ____________________________________________

ADDRESS:                            ____________________________________________

AMOUNT TO BE CONVERTED:             $___________________________________________

AMOUNT OF DEBENTURE UNCONVERTED:    $___________________________________________

CONVERSION PRICE PER SHARE:         $___________________________________________

NUMBER OF SHARES OF COMMON
STOCK TO BE ISSUED:                 ____________________________________________

PLEASE ISSUE THE SHARES OF
COMMON STOCK IN THE FOLLOWING
NAME AND TO THE FOLLOWING ADDRESS:  ____________________________________________

ISSUE TO:                           ____________________________________________

AUTHORIZED SIGNATURE:               ____________________________________________

NAME:                               ____________________________________________

TITLE:                              ____________________________________________

PHONE NUMBER:                       ____________________________________________

BROKER DTC PARTICIPANT CODE:        ____________________________________________

ACCOUNT NUMBER:                     ____________________________________________



                                      A-1